Information on market risk and fair value of financial assets and liabilities (excluding Orange Bank)	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
Information on market risk and fair value of financial assets and liabilities (excluding Orange Bank)

NOTE 12   Information on market risk and fair value of financial assets and liabilities (excluding Orange Bank)

The Group uses financial position or performance indicators that are not specifically defined by IFRS, such as adjusted EBITDA (see Note 1.7) and net financial debt (see Note 11.3).

Market risks are monitored by Orange’s Treasury and Financing Committee, which reports to the Executive Committee. The Committee is chaired by the Group’s Executive Committee Member in charge of Finance and Performance and meets on a quarterly basis.

It sets the guidelines for managing the Group’s debt, especially in respect of its interest rate, foreign exchange, liquidity and counterparty risk exposure for the coming months, and reviews past management (transactions realized, financial results).

12.1 Interest rate risk management

Management of fixed-rate/variable-rate debt

Orange seeks to manage its fixed-rate/variable-rate exposure in euros in order to minimize interest costs by using firm and conditional interest rate derivatives such as swaps, futures, caps and floors.

The fixed-rate component of gross financial debt, excluding cash collateral received and agreements to buy back non-controlling interests, was estimated at 87% at December 31, 2018, 83% in 2017 and 84% in 2016.

Sensitivity analysis of the Group’s position to changes in interest rates

The sensitivity of the Group’s financial assets and liabilities to interest rate risk is only analyzed for the components of net financial debt that are interest-bearing and therefore exposed to interest rate risk.

Sensitivity of financial expenses

Based on a constant amount of debt and a constant management policy, a 1% rise in interest rates would result in a 75 million euros decrease in the annual gross financial debt and a 1% fall in interest rates would result in a 92 million euros increase.

Sensitivity of cash flow hedge reserves

A  1% rise in euro interest rates would increase the market value of derivatives designated as cash flow hedges and the associated cash flow hedge reserves by approximately 1,039 million euros. A 1% fall in euro interest rates would lead to a decrease in their market value and in the cash flow hedge reserves of approximately 1,019 million euros.

12.2 Foreign exchange risk management

Operational foreign exchange risk

The Group’s foreign operations are carried out by entities that operate in their own country and mainly in their own currency. Their operational exposure to foreign exchange risk is therefore limited to certain types of flows: purchases of equipment or network capacity, purchases of terminals and equipment sold or leased to customers, purchases from or sales to international operators.

Whenever possible, the entities of the Orange group have put in place policies to hedge this exposure (see Note 11.8).

Financial foreign exchange risk

Financial foreign exchange risk mainly relates to:

–  dividends paid to the parent company: usually, the Group’s policy is to economically hedge this risk as from the date of the relevant subsidiary’s Shareholders’ Meeting;

–  financing of the subsidiaries: except in special cases, the subsidiaries are required to cover their funding needs in their functional currency;

–  Group financing: most of the Group’s bonds, after derivatives, are denominated in euros. From time to time, Orange SA issues bonds in markets other than euro markets (primarily the US dollar, pound sterling, Canadian dollar, Swiss franc and yen). If Orange SA does not have assets in these currencies, in most cases, the issues are translated into euros through cross currency swaps. The debt allocation by currency also depends on the level of interest rates and particularly on the interest rate differential relative to the euro.

Lastly, the Group economically hedges foreign exchange risk on its subordinated notes denominated in pound sterling that are recorded in equity at their historical value (see Note 13.4), with cross currency swaps, for a notional amount of 1,250 million pounds sterling.

The table below shows the main exposures to foreign exchange fluctuations of the net financial debt in foreign currencies of Orange SA, excluding the hedging effects of the subordinated notes described above and also shows the sensitivity of the entity to a 10% change in the foreign exchange rates of the currencies to which it is exposed. Orange SA is the entity bearing the major foreign exchange risk, including internal operations which generate a net foreign exchange gain or loss in the consolidated annual financial statements.

	Exposure in currency units (1)				Sensitivity analysis
					Total	10% gain in	10% loss in
(in millions of currency units)	USD	GBP	PLN	CHF	translated	euro	euro
Orange SA	1	0	2	(12)	(9)	1	(1)
Total (euros)	1	0	1	(11)	(9)

(1)	Excluding FX hedge of subordinated notes denominated in pound sterling.

Foreign exchange risk to assets

Due to its international presence, the Orange group’s statement of financial position is exposed to foreign exchange fluctuations, as these affect the translation of subsidiaries’ assets and equity interests denominated in foreign currencies. The currencies concerned are mainly the pound sterling, the zloty, the Egyptian pound, the US dollar, the Jordanian dinar and the Moroccan dirham.

To hedge its largest foreign asset exposures, Orange has issued debt in the relevant currencies.

The amounts presented below take into account the activities of Orange Bank (activities only in euros).

	Contribution to consolidated net assets										Sensitivity analysis
												10%	10%
										Other		gain in	loss in
(in millions of euros)	EUR	USD	GBP		PLN		EGP	JOD	MAD	currencies	Total	euro	euro
Net assets excluding net debt (a) (1)	49,174	130	(240)	(2)	3,649		859	544	955	3,619	58,690	(865)	1,057
Net debt by currency including derivatives (b) (3)	(23,947)	183	900	(4)	(1,594)		(263)	(43)	(403)	(274)	(25,441)	136	(166)
Net assets by currency (a) + (b)	25,227	313	660		2,055	(5)	596	501	552	3,345	33,249	(729)	891

(1)	Excluding net debt by currency do not include components of net financial debt.
(2)	Of which BT shares for 659 million euros.
(3)	The net financial debt as defined by Orange group does not include Orange Bank activities for which this concept is not relevant (see Note 11.3).
(4)	Of which economic hedge of subordinated note denominated in pounds sterling for 1,250 million pounds sterling (equivalent 1,397 million euros).
(5)	Share of net assets attributable to owners of the parent company in zlotys amounts to 1,041 million euros.

Due to its international presence, the Orange group income statement is also exposed to risk arising from changes in foreign exchange rates due to the conversion, in the consolidated financial statements, of its foreign subsidiaries’ financial statements.

	Contribution to consolidated financial income statement								Sensitivity analysis
											10%
								Other		10% gain	loss in
(in millions of euros)	EUR	USD	GBP	PLN	EGP	JOD	MAD	currencies	Total	in euro	euro
Revenues	31,949	1,125	176	2,574	654	384	533	3,986	41,381	(858)	1,048
Reported EBITDA	9,138	4	42	677	211	137	198	1,570	11,977	(258)	316
Operating income	3,684	(45)	39	81	75	(0)	66	929	4,829	(104)	127

12.3 Liquidity risk management

Diversification of sources of funding

Orange has diversified sources of funding:

–  regular issues in the bonds markets;

–  occasional financing through loans from multilateral or development lending institutions;

–  issues in the short-term securities markets under the NEU Commercial Paper program (Negotiable European Commercial papers);

–  on December 21, 2016, Orange entered into a 6 billion euros syndicated loan with 24 international banks in order to refinance the previous syndicated loan maturing in January 2018. The new loan, with initial maturity in December 2021, includes two options to extend for one more year each, exercisable by Orange and subject to the banks’ approval. Orange exercised both of its options, the first one in 2017 and the second in 2018, allowing it, after agreement of the lenders, to extend the initial maturity first until December 2022 and then December 2023.

Liquidity of investments

Orange invests its cash surplus in near-cash or in short-term fair value investments (negotiable debt securities, mutual funds or UCITS and term deposits). These investments give priority to minimizing the risk of loss on capital over performance.

Cash and cash equivalents were held mainly in France and other countries of the European Union that are not subject to restrictions on convertibility or exchange control.

Smoothing debt maturities

The policy followed by Orange is to apportion the maturities of debt evenly over the years to come.

The following table shows undiscounted future cash flows for each financial liability shown on the statement of financial position. The key assumptions used in this schedule are:

–  amounts in foreign currencies are translated into euro at the year-end closing rate;

–  future variable-rate interest is based on the last fixed coupon, unless a better estimate is available;

–  TDIRA being necessarily redeemable in new shares, no redemption is taken into account in the maturity analysis. In addition, interest payable on the bonds is due over an undetermined period of time (see Note 11.4) therefore, only interest payable for the first period is included (including interest payments for the other periods would not provide relevant information);

–  the maturity dates of revolving credit facilities are the contractual maturity dates;

–  the “Other items” (undated and non-cash items) reconcile, for financial liabilities not accounted for at fair value, the future cash flows and the balance in the statement of financial position.

		December 31,							2024 and	Other
(in millions of euros)	Note	2018	2019		2020	2021	2022	2023	beyond	items (1)
TDIRA	11.4	822	4		—	—	—	—	—	818
Bonds	11.5	27,070	4,948		1,340	3,252	1,524	1,398	14,760	(152)
Bank loans and from development organizations and multilateral lending institutions	11.6	3,664	625		726	421	201	902	800	(11)
Finance lease liabilities	11.3	584	158		134	110	60	34	88	—
Cash collateral received	11.3	82	82		—	—	—	—	—	—
NEU commercial papers (2)	11.3	1,116	1,116		—	—	—	—	—	—
Bank overdrafts	11.3	318	318		—	—	—	—	—	—
Other financial liabilities	11.3	363	104		23	2	2	230	2	—
Derivatives (liabilities)	11.3	845	(105)		(11)	(17)	(253)	—	(75)	—
Derivatives (assets)	11.3	(385)	(129)		(3)	(189)	(12)	—	(290)	—
Other Comprehensive Income related to unmatured hedging instruments	11.3	(721)	—		—	—	—	—	—	—
Gross financial debt after derivatives		33,758	7,121		2,209	3,579	1,522	2,564	15,285	655
Trade payables		10,082	9,468		199	58	53	33	271	—
Total financial liabilities (including derivatives assets)		43,840	16,589	(3)	2,408	3,637	1,575	2,597	15,556	655
Future interests on financial liabilities (4)			2,334		1,118	919	1,375	715	5,968	—

(1)	Undated items: TDIRA notional. Non-cash items: amortized cost on TDIRA, bonds and bank loans, and discounting effect on long term trade payables.
(2)	Negotiable European Commercial Papers (formerly called "commercial papers").
(3)	Amounts presented for 2019 correspond to notionals and accrued interests for 543 million euros.
(4)	Mainly future interests on bonds for 11,536 million euros, on bank loans for 969 million euros and on derivatives instruments for (2,068) million euros.

The liquidity position is one of the indicators of financial position used by the Group. This aggregate, not defined by IFRS, may not be comparable to similarly entitled indicators used by other groups.

At December 31, 2018, the liquidity position of Orange’s telecom activities amounts to 13,964 million euros and exceeds the repayment obligations of its gross financial debt in 2019. It breaks down as follows:

Liquidity position

(in millions of euros)

At December 31, 2018, Orange telecom activities had access to credit facilities in the form of bilateral credit lines and syndicated credit lines. Most of these lines bear interest at floating rates.

Available undrawn amount of credit facilities amounts to 6,200 million euros (including 6,000 million euros for Orange SA).

Any specific contingent commitments in respect of compliance with financial ratios are presented in Note 12.4.

Orange’s credit ratings

Orange’s credit rating is an additional performance indicator used to assess the Group’s financial policy and risk management policy and, in particular, its solvency and liquidity risk, and is not a substitute for an analysis carried out by investors. Rating agencies revise the ratings they assign on a regular basis. Any change in the rating could produce an impact on the cost of future financing or restrict access to liquidity.

In addition, a change in Orange’s credit rating will, for certain outstanding financing, affect the compensation paid to investors:

–  one Orange SA bond (see Note 11.5) with an outstanding amount of 2.5 billion dollars maturing in 2031 (equivalent to 2.1 billion euros at December 31, 2018) is subject to a Step-up clause in the event that Orange’s rating changes. This clause was triggered in 2013 and early 2014: the coupon due in March 2014 was thus computed on the basis of an interest rate of 8.75% and since then, the bond bears interest at the rate of 9%;

–  the margin of the syndicated credit line of 6 billion euros signed on December 21, 2016 might be modified in light of changes to Orange’s credit rating, upwards or downwards. As at December 31, 2018, the credit facility was not drawn.

Regarding the changes in Orange’s credit ratings in 2018, Japan Credit Rating improved its rating on long-term debt from A- to A on June 27, 2018, and at the same time, revised the Outlook from Positive to Stable.

Orange’s credit rating at December 31, 2018 is as follows:

	Standard		Fitch	Japan
	& Poor’s	Moody’s	Ratings	Credit Rating
Long-term debt	BBB+	Baa1	BBB+	A
Outlook	Stable	Stable	Stable	Stable
Short-term debt	A2	P2	F2	Not applicable

12.4 Financial ratios

Main commitments with regard to financial ratios

Orange SA does not have any credit line or loan subject to specific covenant with regard to financial ratios.

Certain subsidiaries of Orange SA are committed to comply with certain financial ratios related to indicators defined in the contracts with the banks. The breach of these ratios constitutes an event of default that can lead to early repayment of the line of credit or loan concerned.

The main obligations are as follows:

–  Orange Egypt: in respect of 2018 bank financing contracts, of which the total nominal amount as at December 31, 2018 is 4,300 million Egyptian pounds (191 million euros), Orange Egypt must comply with a “net senior debt to EBITDA” ratio;

–  Médi Telecom: in respect of its 2012, 2014 and 2015 bank financing contracts, of which the total nominal amount as at December 31, 2018 is 3,679 million Moroccan Dirhams (336 million euros), Médi Telecom must comply with the covenants relating to its “net financial debt” and “net equity”;

–  Orange Côte d’Ivoire: in respect of its bank financing contracts signed in 2016 and 2017, of which the total notional amount at December 31, 2018 was 103 billion CFA francs and 67 million euros (for a total of 224 million euros), Orange Côte d’Ivoire must comply with a “net senior debt to EBITDA” ratio;

These ratios were complied with at December 31, 2018.

Clauses related to instances of default or material adverse changes

Most of Orange’s financing agreements, including in particular the 6 billion euros syndicated credit facility set up on December 21, 2016, as well as bond issues, are not subject to early redemption obligations in the event of a material adverse change, or cross default provisions. Most of these contracts include cross acceleration provisions. Thus, the mere occurrence of events of default in other financing agreements would not automatically trigger an accelerated repayment under such contracts.

12.5 Credit risk and counterparty risk management

Financial instruments that could potentially expose Orange to concentration of counterparty risk consist primarily of trade receivables, cash and cash equivalents, investments and derivative financial instruments.

Orange considers that it has limited concentration in credit risk with respect to trade receivables due to its large and diverse customer base (residential, professional and large business customers) operating in numerous industries and located in many French regions and foreign countries. In addition, the maximum value of the counterparty risk on these financial assets is equal to their recognized net carrying value. An analysis of net trade receivables past due is provided in Note 4.3. For loans and other receivables, amounts past due but not provisioned are not material.

Orange SA is exposed to bank counterparty risk through its investments and derivatives. Therefore, it performs a strict selection based on the credit rating of public, financial or industrial institutions in which it invests or with which it enters into derivatives agreements:

–  for each non banking counterparty selected for investments, limits are based on ratings and maturities;

–  for each counterparty bank selected for investments and derivatives, limits are based on equity, rating, CDS (Credit Default Swap, an accurate indicator of potential default risk) as well as on periodic analyses carried out by the Treasury Department;

–  theoretical limits and consumption limits are monitored and reported on a daily basis to the Group treasurer and the head of the trading room. These limits are adjusted regularly depending on credit events.

For derivatives, master agreements relating to financial instruments (French Banking Federation) are signed with all counterparties and provide for a net settlement of debts and receivables, in case of failure of one of the parties, as well as the calculation of a final balance to be received or paid. These agreements include a CSA (Credit Support Annex) cash collateral clause that can lead to either a deposit (collateral paid) or collection (collateral received), on a daily basis (or on a monthly basis for certain counterparties). These payment amounts correspond to the change in market value of all derivative instruments.

As a rule, investments are negotiated with high-grade banks. Exceptionally, subsidiaries occasionally deal with counterparties with the highest ratings available locally.

Effect of mechanisms to offset exposure to credit risk and counterparty risk of the derivatives

	December 31,	December 31,	December 31,
(in millions of euros)	2018	2017	2016
Fair value of derivatives assets	385	234	960
Fair value of derivatives liabilities	(845)	(963)	(561)
Netting via Master Agreements (a)	(460)	(729)	399
Amount of cash collateral paid	553	695	77
Amount of cash collateral received	(82)	(21)	(541)
Netting via Cash collateral (b)	471	674	(464)
Residual exposure to counterparty risk (a) + (b)	11	(55)	(65)

Changes in net cash collateral between 2017 and 2018 stem mainly from the strengthening of the US dollar against the euro.

The residual exposure to counterparty risk is mainly due to a time difference between the valuation of derivatives at the closing date and the date on which the cash collateral exchanges were made.

Sensitivity analysis of cash collateral deposits to changes in market interest rates and exchange rates

A change in market rates (mainly euro) of +/‑1% would affect the fair value of interest rate hedging derivatives as follows:

(in millions of euros)	Rate decrease of 1%	Rate increase of 1%
Change of fair value of derivatives	(1,136)	1,138
	Rate decrease of 1%	Rate increase of 1%
Amount of cash collateral received (paid)	1,136	(1,138)

A change in the euro exchange rate of 10% against currencies of hedged financing (mainly the pound sterling and the US dollar) would impact the fair value of foreign exchange derivatives as follows:

(in millions of euros)	10% loss in euro	10% gain in euro
Change of fair value of derivatives	1,800	(1,473)
	10% loss in euro	10% gain in euro
Amount of cash collateral received (paid)	(1,800)	1,473

12.6 Equity market risk

Orange SA had no options to purchase its own shares, no forward purchase of shares and at December 31, 2018 held 7,214,100 treasury shares. Orange SA owns subsidiaries listed on equity markets whose share value may be affected by general trends in these markets. In particular, the market value of these listed subsidiaries’ shares is one of the measurement variables used in impairment testing.

The mutual funds (UCITS) in which Orange invests for cash management purposes contain no equities.

Orange is also exposed to equity risk through certain retirement plan assets (see Note 6.2).

As at December 31, 2018, the Group’s only other material exposure to market risk on stock in publicly traded companies involved its ownership of 2.49% of the equity in BT (see Note 11.7).

12.7 Capital management

Orange SA and its non-financial subsidiaries are not subject to regulatory requirements related to equity (other than the usual standards applicable to any commercial company).

Its financial subsidiaries (like electronic money institutions) are subject to regulatory equity requirements specific to their sector and jurisdiction.

Like any company, Orange manages its financial resources (both equity and net financial debt) as part of a balanced financial policy, aiming to ensure flexible access to capital markets, including for the purpose of selectively investing in development projects, and to provide a return to shareholders.

In terms of net financial debt (see Note 11.3), this policy translates into liquidity management as described in Note 12.3 and a specific attention to credit ratings assigned by rating agencies.

This policy is also reflected, in some markets, by the presence of minority shareholders in the capital of subsidiaries controlled by Orange. This serves to limit the Group’s debt while providing a benefit from the presence of local shareholders.

12.8 Fair value of financial assets and liabilities

			December 31, 2018
				Estimated	Level 1
		Classification	Book	fair	and
(in millions of euros)	Note	under IFRS 9 (1)	value	value	cash	Level 2	Level 3
Trade receivables		AC	5,329	5,329	—	5,329	—
Financial assets	11.7		5,057	5,057	692	4,144	221
Equity securities		FVOCI	254	254	33	—	221
Equity securities		FVR	805	805	659	146	—
Investments at fair value		FVR	2,683	2,683	—	2,683	—
Cash collateral paid		FVR	553	553	—	553	—
Financial assets at amortized cost		AC	762	762	—	762	—
Cash and Cash equivalents	11.3		5,081	5,081	5,081	—	—
Cash		AC	2,558	2,558	2,558	—	—
Cash equivalents		FVR	2,523	2,523	2,523	—	—
Trade payables		AC	(10,082)	(10,082)	—	(10,082)	—
Financial liabilities	11.3		(34,019)	(37,292)	(29,012)	(7,988)	(292)
Financial debts		AC	(33,721)	(36,994)	(29,012)	(7,961)	(21)
Bonds at fair value		FVR	(27)	(27)	—	(27)	—
Other		FVR	(271)	(271)	—	—	(271)
Derivatives (net amount) (2)	11.8		(460)	(460)	—	(460)	—

(1)

AC" stands for "amortized cost", "FVR " stands for "fair value through profit or loss", "FVOCI" stands for "fair value through other comprehensive income that will not be reclassified to profit or loss".

(2)	IFRS 9 classification for derivatives instruments depends on their hedging qualification.

The market value of the net financial debt carried by Orange was estimated at 28.7 billion euros as at December 31, 2018, for a carrying amount of 25.4 billion euros.

The table below provides an analysis of the change in level 3 market values for financial assets and liabilities measured at fair value in the statement of financial position.

		Financial
		liabilities at fair
		value through
		profit or loss, excluding
(in millions of euros)	Equity securities	derivatives
Level 3 fair values at January 1, 2018	202	(136)
Gains (losses) taken to profit or loss	—	(135)
Gains (losses) taken to other comprehensive income	1	—
Acquisition (sale) of securities	16	—
Other	2	(21)
Level 3 fair values at December 31, 2018	221	(292)

The table below is presented according to IAS 39.

			December 31, 2017
		Classification	Book	Estimated	Level 1
(in millions of euros)	Note	under IAS 39	value	fair value	and cash	Level 2	Level 3
Trade receivables		L&R	5,184	5,184	—	5,184	—
Financial assets	11.7		4,960	4,960	1,014	3,744	202
Assets available for sale		AFS	1,067	1,067	865	—	202
Equity securities measured at fair value		FVR	146	146	—	146	—
Cash collateral paid		L&R	695	695	—	695	—
Investments at fair value		FVR	2,647	2,647	149	2,498	—
Other		L&R	405	405	—	405	—
Cash and cash equivalents	11.3		5,333	5,333	5,333	—	—
Cash equivalents		FVR	3,166	3,166	3,166	—	—
Cash		L&R	2,167	2,167	2,167	—	—
Trade payables		LAC	(10,099)	(10,132)	—	(10,132)	—
Financial liabilities	11.3		(32,475)	(37,327)	(28,332)	(8,859)	(136)
Financial debt		LAC	(32,311)	(37,163)	(28,332)	(8,831)	—
Bonds at fair value through profit or loss		FVR	(28)	(28)	—	(28)	—
Other		FVR	(136)	(136)	—	—	(136)
Derivatives, net amount	11.8		(729)	(729)	—	(729)	—

The market value of the net financial debt carried by Orange was estimated at 28.7 billion euros as at December 31, 2017, for a carrying amount of 23.8 billion euros.

			December 31, 2016
					Level 1
		Classification	Book	Estimated	and
(in millions of euros)	Note	under IAS 39	value	fair value	cash	Level 2	Level 3
Trade receivables		L&R	4,964	4,964	—	4,964	—
Financial assets	11.7		4,002	4,002	1,748	2,149	105
Assets available for sale		AFS	1,878	1,878	1,748	25	105
Equity securities measured at fair value		FVR	80	80	—	80	—
Cash collateral paid		L&R	77	77	—	77	—
Investments at fair value		FVR	1,576	1,576	—	1,576	—
Other		L&R	391	391	—	391	—
Cash and cash equivalents	11.3		6,266	6,266	6,266	—	—
Cash equivalents		FVR	3,942	3,942	3,942	—	—
Cash		L&R	2,324	2,324	2,324	—	—
Trade payables		LAC	(9,869)	(9,889)	—	(9,889)	—
Financial liabilities	11.3		(33,525)	(38,501)	(30,283)	(8,092)	(126)
Financial debt			(33,370)	(38,346)	(30,283)	(8,063)	—
Bonds at fair value through profit or loss		FVR	(29)	(29)	—	(29)	—
Other		FVR	(126)	(126)	—	—	(126)
Derivatives, net amount	11.8		399	399	—	399	—

The market value of the net financial debt carried by Orange was estimated at 29.4 billion euros as at December 31, 2016, for a carrying amount of 24.4 billion euros.

Accounting policies

The financial assets and liabilities measured at fair value in the statement of financial position have been classified based on the three hierarchy levels:

–  level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

–  level 2: inputs that are observable for the asset or liability, either directly or indirectly;

–  level 3: unobservable inputs for the asset or liability.

The fair value of the financial assets at fair value through other comprehensive income is the quoted price at year-end for listed securities and, for non-listed securities, uses a valuation technique determined according to the most appropriate financial criteria in each case (comparable transactions, multiples for comparable companies, shareholders’ agreement, discounted present value of future cash flows).

For financial assets at amortized cost, the Group considers that the carrying amount of cash, trade receivables and various deposits provide a reasonable approximation of fair value, due to the high liquidity of these elements.

Among financial assets at fair value through profit or loss, with respect to very short-term investments such as deposits, certificates of deposit, commercial paper or negotiable debt securities, the Group considers that the nominal value of the investment and any related accrued interest represent a reasonable approximation of fair value. The fair value of mutual funds (UCITS) is the latest net asset value.

The fair value of investment securities is the quoted price at year-end for listed securities and, for non-listed securities, uses a valuation technique determined according to the most appropriate financial criteria in each case (comparable transactions, multiples for comparable companies, shareholders’ agreement, discounted present value of future cash flows).

For financial liabilities at amortized cost, the fair value of financial liabilities is determined using:

–  the quoted price for listed instruments (a detailed analysis is performed in the case of a material decrease in liquidity to evidence whether the observed price corresponds to the fair value; otherwise the quoted price is adjusted);

–  the present value of estimated future cash flows, discounted using rates observed by the Group at the end of the period for other instruments. The results calculated using the internal valuation model are systematically benchmarked with the values provided by Bloomberg.

The Group considers the carrying value of trade payables and deposits received from customers to be a reasonable approximation of fair value, due to the high liquidity of these elements.

The fair value of long-term trade payables is the value of future cash flows discounted at the interest rates observed by the Group at the end of the period.

Financial liabilities at fair value through profit or loss mainly concern firm or contingent commitments to purchase non-controlling interests. Their fair value is measured in accordance with the provisions of the contractual agreements. When the commitment is based on a fixed price, a discounted value is retained.

The fair value of derivatives, mostly traded over-the-counter, is determined using the present value of estimated future cash flows, discounted using the interest rates observed by the Group at the end of the period. The results calculated using the internal valuation model are consistently benchmarked with the values provided by bank counterparties and Bloomberg.

When there are no reliable market data which identify the probability of default, the CVA (Credit Value Adjustment) and the DVA (Debit Value Adjustment) are measured based on historical default charts and CDS (Credit Default Swap) trends. Counterparty credit risk and the Group’s own specific default risk are also continuously monitored based on the monitoring of debt security credit spreads on the secondary market and other market information. Given the implementation of collateralization, and based on counterparty policies and the management of indebtedness and liquidity risk described in Note 12, CVA and DVA estimates are not material compared to the measurement of the related financial instruments.